Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of International Gold Corp. (the "Company") on Form 10-Q for the period ended Septeber 30, 2009, as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Robert M. Baker, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 13th day of November, 2009

“Robert M. Baker”
Robert M. Baker
Chief Executive Officer and Chief Financial Officer